                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           Mobility Electronics, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                           MOBILITY ELECTRONICS, INC.
                            7955 EAST REDFIELD ROAD
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 596-0061

                                 APRIL 19, 2002

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Mobility Electronics, Inc., a Delaware corporation, to be held at 10:00 a.m., local time, on Wednesday, May 22, 2002, at the SunBurst Resort, 4925 North Scottsdale Road, Scottsdale, Arizona 85251. The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the meeting, which includes the election of three directors to serve until 2005, the approval of an amendment to the Amended and Restated 1996 Long Term Incentive Plan to increase the number of shares authorized under the plan and such other matters that shall properly come before the meeting or any adjournments thereof. We have enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     Our directors and officers will be present to help host the meeting and to respond to any questions that our stockholders may have. I hope that you will be able to attend.

     Our Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the interest of Mobility and our stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed proxy card promptly. Whether or not you plan to attend the meeting, please complete, sign, date and return your proxy card in the enclosed envelope. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy card. It is important that your shares be represented and voted at the meeting.

     Please note that if you own shares of our common stock and our Series C preferred stock you will be receiving two separate mailings. Please return the proxy card that is sent with each mailing.

     On behalf of your Board of Directors, thank you for your support.

                                            Sincerely,

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                           MOBILITY ELECTRONICS, INC.
                            7955 EAST REDFIELD ROAD
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 596-0061

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Mobility Electronics, Inc. will be held at 10:00 a.m., local time, on Wednesday, May 22, 2002, at the SunBurst Resort, 4925 North Scottsdale Road, Scottsdale, Arizona 85251, for the following purposes:

          1. To elect three members of the Board of Directors, for a three-year term, to serve until the annual meeting of stockholders in 2005;

          2. To approve an amendment to the Amended and Restated 1996 Long Term Incentive Plan to increase the shares authorized under the plan from 2,500,000 to 3,000,000 shares; and

          3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board has fixed the close of business on April 8, 2002, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open for examination by any stockholder during ordinary business hours at our offices located at 7955 East Redfield Road, Scottsdale, Arizona 85260. Information concerning the matters to be acted upon at the meeting is more fully described in the accompanying proxy statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS PROVIDED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

     Additionally, please note that if you own shares of our common stock and our Series C preferred stock you will be receiving two separate mailings. Please return the proxy card that is sent with each mailing.

                                            By Order of the Board of Directors,

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Scottsdale, Arizona
April 19, 2002

                           MOBILITY ELECTRONICS, INC.
                            7955 EAST REDFIELD ROAD
                           SCOTTSDALE, ARIZONA 85260
                                 (480) 596-0061

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 22, 2002

     This proxy statement is being first mailed on or about April 19, 2002, to the holders of the common stock and Series C preferred stock of Mobility Electronics, Inc., a Delaware corporation, by the Board of Directors to solicit proxies for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, on May 22, 2002, at the SunBurst Resort, 4925 North Scottsdale Road, Scottsdale, Arizona 85251, or at such other time and place to which the meeting may be adjourned.

     At the meeting, our stockholders will consider and vote upon the following matters:

          1. The election of three members of the Board, which currently consists of seven directors, to serve until the annual meeting of stockholders in 2005;

          2. The approval of an amendment to the Amended and Restated 1996 Long Term Incentive Plan (the "1996 Plan") to increase the number of shares authorized under the plan from 2,500,000 to 3,000,000 shares; and

          3. Such other business as may properly come before the meeting or any adjournments thereof.

                            REVOCABILITY OF PROXIES

     A proxy may be revoked at any time before it is exercised by delivering written notice of such revocation to Mellon Investor Services, L.L.C., 600 North Pearl Street, Dallas, Texas 75201, Attention: Deanna Anger, which revocation must be received before May 20, 2002. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a proxy by attending the meeting and voting in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                       RECORD DATE AND VOTING SECURITIES

     The Board has set the record date for determining the stockholders entitled to vote at the meeting as of the close of business on April 8, 2002. Mobility's common stock, par value $0.01 per share, and Series C preferred stock, par value $.01 per share, constitute the only classes of securities entitled to notice of, or to vote at, the meeting. As of the record date, we had issued and outstanding 16,090,604 shares of common stock and 613,954 shares of Series C preferred stock, which convert into 456,689 shares of common stock as of the record date. A holder of common stock on the record date shall be entitled to cast one vote for each share of common stock registered in his or her name. A holder of Series C preferred stock on the record date shall be entitled to cast a number of votes equal to the number of full shares of common stock into which such holder's shares of Series C preferred stock could be converted as of the record date (.74385 votes per share of Series C preferred stock).

                               QUORUM AND VOTING

     Our bylaws require the presence at the meeting, in person or represented by proxy, of the holders of a majority of the shares issued and outstanding and entitled to vote to constitute a quorum to transact business. Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for directors named below, in favor of the amendment to the 1996 Plan and at the discretion of the proxy holders on all such other business as may properly come before the meeting or any adjournments thereof. In the event you specify a different choice by means of the enclosed proxy, your shares will be voted in accordance with those instructions.

     A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote because the broker or nominee lacks the authority to vote on a particular proposal and has not received any voting instructions from the beneficial owner. Broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum; however, for purposes of determining the outcome of any matter in which brokers or nominees have no discretionary power to vote, broker non-votes will be treated as not present and not entitled to vote with respect to that matter.

     In order to be elected as a director, a nominee must receive the affirmative vote of a plurality of the votes of the shares of common stock and Series C preferred stock (taken together as a group) present in person or represented by proxy and entitled to vote on the election of directors. Votes may be cast in favor of or withheld with respect to a director nominee. Votes that are withheld will be counted toward a quorum but will be excluded entirely from the tabulation for such proposal and, therefore, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority to vote for nominees.

     Approval of the amendment to the 1996 Plan requires the affirmative vote of a majority of the shares of common stock and Series C preferred stock (taken together as a group) present or represented by proxy at the meeting and entitled to vote thereon. If a stockholder abstains from voting on the proposal regarding the 1996 Plan then the shares held by that stockholder will be deemed present at the meeting for purposes of determining a quorum and entitled to vote. Therefore, abstentions will have the same effect as a vote against such proposal. Brokers do not have discretionary authority to vote with respect to this proposal and will be deemed present at the meeting for purposes of determining a quorum, but not present for purposes of calculating the vote with respect to such proposal.

     Under the Delaware General Corporation Law, stockholders do not have any rights of appraisal or similar rights of dissenters with respect to any of the proposals set forth in this proxy statement.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock and Series C preferred stock as of March 31, 2002, by:

     - each person or entity known by us to beneficially own 5% or more of the outstanding shares of common stock including shares of Series C preferred stock, which is convertible into common stock;

     - each of our directors and the Named Executive Officers; and

     - all of our executive officers and directors as a group.

     Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them.

                                                                  NUMBER OF SHARES
                                                              BENEFICIALLY OWNED(1)(2)
                                                              -------------------------
BENEFICIAL OWNER                                                NUMBER         PERCENT
----------------                                              -----------     ---------
Directors and Named Executive Officers:
  Charles R. Mollo(3)(4)....................................   1,264,157         7.6%
  Jeffrey S. Doss(3)(5).....................................     368,015         2.2%
  Donald W. Johnson(3)(6)...................................     116,859           *
  Jeffrey R. Harris(3)(7)...................................     907,743         5.5%
  Joan W. Brubacher(3)(8)...................................      30,771           *
  Robert P. Dilworth(3)(9)..................................      58,500           *
  William O. Hunt(3)(10)....................................      78,038           *
  Jerre L. Stead(11)........................................      60,000           *
  Larry M. Carr(12).........................................     218,879         1.3%
Executive officers and directors as a group (nine
  persons)..................................................   3,102,962        18.1%
5% or more Stockholders:
  Janice L. Breeze-Mollo(13)................................     820,064         5.0%

---------------

  *  Represents beneficial ownership of less than 1%

 (1) "Beneficially" owned shares, as defined by the SEC, are those shares as to which a person has voting or dispositive power, or both. "Beneficial" ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

 (2) For purposes of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2002 by that stockholder are deemed outstanding. Percentage ownership is based on 16,083,166 shares of common stock, including 400,000 shares held in escrow, and 623,954 shares of Series C preferred stock, which converts to 464,128 shares of common stock using a conversion factor of 1-to-0.74385, outstanding as of March 31, 2002.

 (3) The address for Messrs. Mollo, Doss, Johnson, Harris, Dilworth, Hunt and Ms. Brubacher is 7955 East Redfield Road, Scottsdale, Arizona 85260.

 (4) Includes 116,047 shares owned by Mollo Family LLC of which Mr. Mollo owns 10% and is a manager; 373,666 shares owned by New Vistas Investment Corporation of which the CRM-088 Trust owns approximately 43% -- Mr. Mollo is the family trustee and 100% beneficiary of such trust; 238,827 shares owned by New Horizons Enterprises of which the CRM-008 Trust owns 49%; 231,864 shares owned by La Luz Enterprises, L.L.C., of which CRM-008 Trust is the 100% owner; 9,042 shares held at Delaware Trust FBO Charles R. Mollo; 25,000 shares held in the John R. Harris and Timothy D. Harris Irrevocable Trust of which Mr. Mollo is trustee; 24,128 shares that may be received upon the conversion of 32,501 shares of Series C preferred stock owned by La Luz Enterprises, L.L.C.; 105,844 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock owned by New Vistas Investment Corporation, of which the CRM-008 Trust owns 43%; 16,823 shares that may be purchased upon the exercise of warrants owned by Mollo Family LLC; 22,009 shares that may be purchased upon the exercise of warrants owned by New Vistas Investment Corporation; and 100,907 shares that may be purchased upon the exercise of options granted under the 1996 Plan. Mr. Mollo is married to Ms. Breeze-Mollo, however, all shares owned by Ms. Breeze-Mollo are held as separate property and Mr. Mollo has no beneficial ownership rights thereto, and disclaims beneficial ownership of the shares owned by Ms. Breeze-Mollo.

 (5) Includes 203,983 shares owned directly by Mr. Doss; 5,000 owned by Nolton Doss International, Inc. of which Mr. Doss owns 50% and is a director; 37,192 shares that may be received upon the conversion of 50,000 shares of Series C preferred stock owned directly by Mr. Doss; 10,514 shares that may be purchased upon the exercise of warrants owned directly by Mr. Doss; and 111,326 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

 (6) Includes 72,966 shares owned directly by Mr. Johnson; and 43,893 shares that may be purchased upon exercise of options granted under the 1996 Plan.

 (7) Includes 36,403 shares owned directly by Mr. Harris; 60,578 shares owned by Harris Family LLC of which Mr. Harris owns 10% and is a manager; 6,742 shares held at Delaware Trust FBO Jeffrey R. Harris; 373,666 shares owned by New Vistas Investment Corporation of which Mr. Harris owns approximately 20% and is a director; 238,827 shares owned by New Horizons Enterprises of which Mr. Harris owns 26% and is a director; 12,397 shares that may be received upon the conversion of 16,666 shares of Series C preferred stock owned directly by Mr. Harris; 3,100 shares that may be received upon conversion of 4,168 shares of Series C preferred stock held at Delaware Trust FBO Jeffrey R. Harris; 105,844 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock owned by New Vistas Investment Corporation; 9,677 shares that may be purchased upon the exercise of warrants owned by Harris Family LLC; 22,009 shares that may be purchased upon the exercise of warrants owned by New Vistas Investment Corporation; and 38,500 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

 (8) Consists of 30,771 shares that may be purchased upon the exercise of options granted to Ms. Brubacher under the 1996 Plan.

 (9) Consists of 58,500 shares that may be purchased by Mr. Dilworth upon the exercise of options granted under the 1996 Plan.

(10) Includes 28,038 shares owned by B&G Partners Limited of which Mr. Hunt has a 100% interest; and 50,000 shares that may be purchased upon the exercise of options granted under the 1996 Plan.

(11) Includes 10,000 shares owned directly by Mr. Stead; and 50,000 shares that may be purchased by Mr. Stead upon the exercise of options granted under the 1996 Plan. The address for Mr. Stead is 10040 E. Happy Valley Road, 674 Desert Highlands, Scottsdale, Arizona 85255.

(12) Includes 39,530 shares owned directly by Mr. Carr; 140,149 shares held by OHA Financial, Inc., of which Mr. Carr is a director and majority-stockholder; 22,500 shares that may be purchased by Mr. Carr upon the exercise of options granted under the 1996 Plan; and 16,700 shares that may be purchased upon the exercise of warrants owned directly by Mr. Carr. The address for Mr. Carr is 2619 Hemingway Drive, Arlington, Texas 76006.

(13) Includes 14,696 shares owned directly by Ms. Breeze-Mollo; 30,966 shares held by the Breeze Family LLC; 6,468 shares held at Alex Brown FBO Janice
     L. Breeze; 22,780 shares held in La Luz Enterprises, II LLC, of which Janice L. Breeze Revocable Trust is the 100% owner -- Ms. Breeze-Mollo is the trustee and 100% beneficiary of such trust; 373,666 shares owned by New Vistas Investment Corporation of which the JLM-008 Trust owns approximately 18.5%; 238,827 shares owned by New Horizons Enterprises of which the JLM-008 Trust owns 25%; 3,719 shares that may be received upon the conversion of 5,000 shares of Series C preferred stock owned by La Luz Enterprises, II LLC, of which Janice L. Breeze Revocable Trust is the 100% owner of which Ms. Breeze-Mollo is the trustee and 100% beneficiary; 105,844 shares that may be received upon the conversion of 142,293 shares of Series C preferred stock owned by New Vistas Investment Corporation; 7,557 shares that may be purchased upon the exercise of warrants owned by the Breeze Family LLC; and 22,009 shares that may be purchased upon the exercise of warrants owned by New Vistas Investment Corporation. Ms. Breeze-Mollo is married to Mr. Mollo, however, all shares owned by Mr. Mollo are held as separate property and Ms. Breeze-Mollo has no beneficial ownership rights thereto, and disclaims beneficial ownership of the shares owned by Mr. Mollo. The address for Ms. Breeze-Mollo is 5528 Eubank Boulevard, N.E., Suite #3, Albuquerque, New Mexico 87111.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     Our Board has seven authorized directors and currently consists of seven members. Each director holds office until the director's term expires, the director resigns, is removed or dies, or until the director's successor is duly elected and qualified. Our bylaws provide for a classified Board. In accordance with the terms of our bylaws, our Board is divided into three classes whose terms expire at different times. The three classes are comprised of the following directors:

     - Class I consists of Messrs. Stead and Carr, who will serve until the annual meeting of stockholders to be held in 2004;

     - Class II consists of Messrs. Dilworth, Harris and Hunt, who will serve until the meeting described in this proxy statement and are nominees under this Proposal No. 1; and

     - Class III consists of Messrs. Doss and Mollo, who will serve until the annual meeting of stockholders to be held in 2003.

     At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     The Board meets on a regularly scheduled basis to review significant developments affecting Mobility and to act on matters requiring approval of the Board. It also holds special meetings when an important matter requires action by the Board between scheduled meetings. The Board met five times and acted by written consent three times during the year ended December 31, 2001. During 2001, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

NOMINEES FOR CLASS II DIRECTORS

     Three directors, Messrs. Dilworth, Harris and Hunt, are in Class II, whose terms of office expire in 2002. The Board has nominated Messrs. Dilworth, Harris and Hunt for re-election as directors at the meeting, each to serve for a three-year term expiring at our annual meeting of stockholders to be held in 2005 or until their successors are elected and shall have qualified. The biographies of the three nominees are set forth below:

     Robert P. Dilworth has served as a director since May 1999 and is a member of both the Compensation Committee and the Audit Committee. Prior to the acquisition of VLSI Technologies, Inc. by Royal Philips Electronics in June 1999, Mr. Dilworth was a Senior Vice President of the Computer & Consumer Products Group at VLSI and also a member of VLSI's board of directors. Mr. Dilworth was responsible for VLSI's businesses in Advanced Computing, ASIC's Consumer Digital Entertainment and Local/Wide Area Networking. Mr. Dilworth currently serves as a director at Metricom, Inc. He previously served as chairman of the board at Metricom, Inc. as well as being President and CEO from 1987 to 1998. Mr. Dilworth serves as chairman of the board of GraphOn Corporation and is also a director of eOn Communications Corporation.

     Jeffrey R. Harris has served as a director since September 1995 and is a member of the Audit Committee. Mr. Harris has been employed by Public Service Company of New Mexico, a public utility company, since 1972, and currently serves as Director, International Business Development. Mr. Harris is President of New Vistas Investment Corporation, a real estate development and management company, and New Horizons Enterprises, Inc., a real estate investment and management company, and was a founder of the Bright Beginnings Child Development Centers, a child care chain in New Mexico.

     William O. Hunt has served as a director since December 1999 and is a member of the Compensation Committee. Mr. Hunt has been engaged in private investments since 1998. From 1992 to 1998, Mr. Hunt served as chief executive officer of Intellicall, Inc. (n/k/a Wireless WebConnect!, Inc.) and also served as chairman of the board until March 2001. Mr. Hunt has served as a director of Intellicall, Inc. since 1992. From 1990 to 1996, Mr. Hunt served as chairman or vice chairman of the board and director of Hogan Systems, Inc., a designer of integrated online application software products for financial institutions. Prior to that time, Mr. Hunt served as chairman of the board, chief executive officer and president of Alliance Telecommunications Corporation. He is also chairman of the board of Internet America, Inc., an internet service provider and a director of Andrew Corporation.

VOTE REQUIRED

     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE IN FAVOR OF THE NOMINEES IS REQUIRED FOR APPROVAL OF THIS PROPOSAL. THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTORS.

                                   DIRECTORS

     The names and ages of our directors are as follows:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Charles R. Mollo......................  50    President, Chief Executive Officer and
                                                Chairman of the Board
Jeffrey S. Doss.......................  40    Executive Vice President and Director
Larry M. Carr(2)......................  58    Director
Robert P. Dilworth(1)(2)..............  60    Director
Jeffrey R. Harris(2)..................  53    Director
William O. Hunt(1)....................  68    Director
Jerre L. Stead(1).....................  59    Director

---------------

(1) Member of Compensation Committee

(2) Member of Audit Committee

     Charles R. Mollo is one of our founders and has been our Chief Executive Officer and Chairman of our Board of Directors since our formation in May 1995, and our President since July 1999, having previously served as our President between March 1997 and June 1998. From September 1992 to May 1995, Mr. Mollo was the director of the Wireless Telephone Products Division of Andrew Corporation, a communications equipment services and systems company. From September 1986 to July 1992, Mr. Mollo was the Vice President of Corporate Development of Alliance Telecommunications Corporation, a wireless telecommunications company. Between 1980 and 1986, Mr. Mollo was a Vice President of Meadows Resources, Inc., where he managed a venture capital and investment portfolio of approximately $150 million. In the past, he has served on the boards of a number of companies, including Alliance Telecommunications Corporation. Mr. Mollo has a B.S.E.E. from Manhattan College, an M.S.E.E. from Newark College of Engineering, and an M.B.A. from the University of New Mexico.

     Jeffrey S. Doss is one of our founders, served as our President from our formation until March 1997 and has served as an Executive Vice President since that time. Mr. Doss has served as a director since May 1995. From May 1994 to December 1999, Mr. Doss was the owner of Doss Enterprises, which provided consulting services to various companies in the consumer electronics industry. From March 1994 through May 1995, Mr. Doss served as a consultant for cellular accessories for Andrew Corporation, a communications equipment company. From January 1991 to April 1994, Mr. Doss held various positions, including Vice President of Operations and President and Chief Executive Officer of Unitech Industries, Inc., a manufacturer of cellular telephone accessories.

     Larry M. Carr has served as a director since September 2000 and is a member of the Audit Committee. Mr. Carr has served as chairman of the board of Northwest National Bank since 1995, and has been a director since 1992. Mr. Carr has served as chairman of the board of Video Conferencing Systems, Inc. since 1998, and has been a director since 1993. Mr. Carr is also a director of OHA Financial, Inc.

     Robert P. Dilworth has served as a director since May 1999 and is a member of the Audit Committee and the Compensation Committee. Prior to the acquisition of VLSI Technologies, Inc. by Royal Philips Electronics in June 1999, Mr. Dilworth was a Senior Vice President of the Computer & Consumer Products Group at VLSI and also a member of VLSI's board of directors. Mr. Dilworth was responsible for VLSI's businesses in Advanced Computing, ASIC's Consumer Digital Entertainment and Local/Wide Area Networking. Mr. Dilworth currently serves as a director at Metricom, Inc. He previously served as chairman of the board at Metricom, Inc. as well as being President and CEO. Mr. Dilworth serves as chairman of the board of GraphOn Corporation and is also a director of eOn Communications Corporation.

     Jeffrey R. Harris has served as a director since September 1995 and is a member of the Audit Committee. Mr. Harris has been employed by Public Service Company of New Mexico, a public utility company, since 1972, and currently serves as Director, International Business Development. Mr. Harris is President of New Vistas Investment Corporation, a real estate development and management company, and New Horizons Enterprises, Inc., a real estate investment and management company, and was a founder of the Bright Beginnings Child Development Centers, a child care chain in New Mexico.

     William O. Hunt has served as a director since December 1999 and is a member of the Compensation Committee. Mr. Hunt has been engaged in private investments since 1998. From 1992 to 1998, Mr. Hunt served as chief executive officer of Intellicall, Inc. and also served as chairman of the board until March 2001. Mr. Hunt has served as a director of Intellicall, Inc. (n/k/a Wireless WebConnect!,Inc.) since 1992. From 1990 to 1996, Mr. Hunt served as chairman or vice chairman of the board and director of Hogan Systems, Inc., a designer of integrated online application software products for financial institutions. Prior to that time, Mr. Hunt served as chairman of the board, chief executive officer and president of Alliance Telecommunications Corporation. He is also chairman of the board of Internet America, Inc., an internet service provider and a director of Andrew Corporation.

     Jerre L. Stead has served as a director since November 2000 and is a member of the Compensation Committee. From 1996 through May, 2000, Mr. Stead served as chairman of the board and chief executive officer of Ingram Micro, Inc. During 1995, Mr. Stead served as chairman of the board and chief executive officer of LEGENT Corporation. He is also a director of Brightpoint, Inc., Armstrong World Industries, Inc., Thomas & Betts, Conexant Systems, Inc., Chinatron, Softbank E Commerce, and the TBG Group.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     We have standing audit and compensation committees as described below. The Board as a whole performs the duties of a nominating committee.

     Compensation Committee. The Compensation Committee of the Board consists of Messrs. Dilworth, Stead and Hunt. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for our executive officers, directors, employees and consultants and administers our 1996 Plan and our Discretionary Bonus Plan. The Compensation Committee met five times during the year ended December 31, 2001.

     Audit Committee. The Audit Committee of the Board consists of Messrs. Carr, Harris and Dilworth. The Board has determined that each member is an independent director within the meaning of the listing standards of Nasdaq and is able to read and understand fundamental financial statements. The Board has also determined that at least one member of the Audit Committee has past employment experience in finance or accounting. The Audit Committee aids management in the establishment and supervision of our financial controls, evaluates the scope of the annual audit, reviews audit results, makes recommendations to our Board regarding the selection of independent auditors, consults with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. The Board has reviewed, assessed the adequacy of, and adopted a written charter for the

Audit Committee. A copy of the charter was filed as an Appendix to our proxy statement for our annual meeting held in 2001. The Audit Committee met four times during the year ended December 31, 2001.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited consolidated financial statements for fiscal year 2001 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which include, among other things:

     - methods used to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and

     - disagreements (if any) with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     The Audit Committee has received the written disclosures and the letter from our independent accountants, KPMG LLP, required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSION WITH AUDIT COMMITTEES, which describes all the relationships between KPMG LLP and the Company that might bear on KPMG LLP's independence. Additionally, the Audit Committee has discussed with KPMG LLP the issue of its independence as relates to us.

     Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Securities and Exchange Commission.

        By the Audit Committee:
        Larry M. Carr
        Robert P. Dilworth
        Jeffrey R. Harris

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION PROCEDURES AND POLICIES

     Our executive compensation plans have been designed to attract, retain and reward high caliber executives who will formulate and execute our business plans in a manner that will provide our stockholders with a higher than average return on our common stock while ensuring that our compensation levels are fair and appropriate to both our executives and stockholders. With these goals in mind, our compensation plans and policies have been designed to have total compensation linked significantly with our operating performance. Although the Compensation Committee recognizes that the improvement of operating performance and higher stock prices do not necessarily move in tandem over the short term, the Compensation Committee believes that the two criteria will correlate over the long term.

     The Compensation Committee does not expect to pay above-average base salaries to its executive officers, but does expect to use performance-oriented and equity-based compensation to reward positive performance and results.

     The Compensation Committee also supports the position that stock ownership by our executive officers, encouraged by equity-based compensation plans, aligns the interests of the executive officers with those of our stockholders. By using equity-based compensation over a period of time, our executive officers should become larger holders of common stock. This is intended to strengthen their identification with our stockholders and make increasing stockholder value an even more important focus for our management group. In addition, the Compensation Committee believes that the use of equity-based compensation combined with a focus on our operating performance will create a balance of these two long-term objectives.

     Our compensation policy applicable to the chief executive officer as well as the other executive officers reflects the following general goals and objectives:

     - to encourage growth and create increased stockholder value by the efficient use of corporate assets;

     - to recognize the contribution exceptional management makes;

     - to provide the framework, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel; and

     - to develop performance criteria measuring revenue growth, profit and loss performance and other qualitative factors.

CHIEF EXECUTIVE OFFICER AND EXECUTIVE OFFICER COMPENSATION

     For the last completed fiscal year, Mr. Mollo's compensation, as well as that of the other executive officers, was based upon the following factors and criteria:

     - achievement of our sales plan;

     - achievement of our operating income plan;

     - achievement of our operating cash flow (EBITDA) plan;

     - achievement of our year-end cash balance target; and

     - discretionary measures based on managerial effectiveness, including (a) leadership exhibited through relationships with customers, vendors, employees and stockholders; (b) planning and execution of operations, including strategic and financial plans; (c) service to customers; (d) new product and market development; (e) productivity factors; (f) special problem handling and solving; and (g) overall organization and administrative management effectiveness.

     We have entered into an employment agreement with Mr. Mollo as described under "Employment Agreements" below. As of December 31, 2001, Mr. Mollo's base salary was $240,750. His salary will automatically be increased $25,000 per year. Mr. Mollo has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 70% of his then current base salary. Under the terms of his employment agreement, in 1999 we granted Mr. Mollo the option to purchase 100,000 shares of our common stock at $4.00 per share under our 1996 Plan. This option expires on December 1, 2004 or one year following the termination of Mr. Mollo's employment agreement.

        By the Compensation Committee:
        Robert P. Dilworth
        William O. Hunt
        Jerre L. Stead

DIRECTOR COMPENSATION

     Each director who is also our employee does not receive additional compensation for serving as a director. Currently, each non-employee director, upon initial election to the board, receives a non-qualified option to purchase 50,000 shares of common stock, which vests quarterly over a three-year period commencing on the date of grant. In addition, each non-employee director receives a non-qualified option to purchase 50,000 shares of common stock immediately following each time the non-employee director is re-elected, which option vests quarterly over a three-year period commencing on the date of grant. At each annual meeting of our directors, each non-employee director who is elected to serve on either the Audit Committee or the Compensation Committee receives an option to purchase 2,500 shares of common stock, which option vests quarterly over a one-year period commencing on the date of grant. Each non-employee director serving as chairman of a committee receives an option to purchase 1,000 shares, which option vests quarterly over a one-year period commencing on the date of grant. The exercise price for options granted to non-employee directors is the fair market value of the common stock on the date of the grant and vesting occurs only upon continuous service as a non-employee director. Directors may also be reimbursed for certain expenses in connection with attendance at Board and committee meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither Messrs. Dilworth, Hunt nor Stead, who are members of our Compensation Committee, has at any time been one of our officers or employees. None of our executive officers serves as a member of the board or compensation committee of any entity which has one or more executive officers serving as a member of our Board or Compensation Committee. For a description of the transactions between us and any member of the Compensation Committee and entities affiliated with any Compensation Committee member, see "Certain Relationships and Related Transactions" below.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation awarded to, earned by or accrued for services rendered to us in all capacities during the years ended December 31, 2001, 2000 and 1999 by our chief executive officer and the three other most highly compensated executive officers whose salary and bonus exceeded $100,000 in fiscal 2001 (collectively, the "Named Executive Officers") for services rendered in all capacities to us during the year ended December 31, 2001.

SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                       COMPENSATION AWARDS
                                                    ANNUAL COMPENSATION(1)            ----------------------
                                           ----------------------------------------               SECURITIES
                                                          LTIP       OTHER ANNUAL       STOCK     UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   PAYOUTS($)   COMPENSATION($)   AWARDS($)   OPTIONS(#)
---------------------------         ----   ---------   ----------   ---------------   ---------   ----------
Charles R. Mollo..................  2001   $237,029           --           --               --          --
  President, Chief Executive
     Officer                        2000   $219,423     $119,191           --               --          --
  and Chairman of the Board         1999   $123,750     $  1,923           --         $400,000     100,000
Jeffrey S. Doss...................  2001   $189,623           --           --               --          --
  Executive Vice President          2000   $194,500     $ 69,874           --               --          --
  and Director                      1999   $120,366        1,731           --          300,000      75,000
Joan W. Brubacher(2)..............  2001   $120,625           --           --           47,250      15,000(3)
  Vice President and Chief
  Financial Officer
Donald W. Johnson.................  2001   $228,030           --           --          346,500     110,000(4)
  Executive Vice President and      2000   $160,769     $ 63,423           --               --          --
  Chief Operating Officer           1999         --           --           --               --          --

---------------

(1) In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include medical, group life insurance or other benefits which are available generally to all of our salaried employees and certain perquisites and other personal benefits received which do not exceed the lesser of $50,000 or 10% of any officer's salary and bonus disclosed in this table.

(2) Ms. Brubacher was appointed Chief Financial Officer in August 2001.

(3) Ms. Brubacher was awarded 10,000 options in 2000. Ms. Brubacher was awarded an additional 10,000 options on January 17, 2001. On July 18, 2001, the options issued to Ms. Brubacher in 2000 were cancelled. Those new options issued to Ms. Brubacher in 2001 are reflected as part of the 15,000 options in this table. See 'Board Report on Options Cancellations and Issuances' for more information.

(4) Mr. Johnson was awarded 110,000 options in 2000. Mr. Johnson was awarded an additional 110,000 options on January 17, 2001. On July 18, 2001, the options issued to Mr. Johnson in 2000 were cancelled. Those new options issued to Mr. Johnson in 2001 are reflected in this table. See 'Board Report on Options Cancellations and Issuances' for more information.

OPTION GRANTS IN LAST FISCAL YEAR

     Stock options were granted to the Named Executive Officers set forth below during the year ended December 31, 2001.

                                               INDIVIDUAL GRANTS
                         --------------------------------------------------------------
                                      % OF TOTAL
                         NUMBER OF     OPTIONS
                         SECURITIES   GRANTED TO
                         UNDERLYING   EMPLOYEES    EXERCISE OR    MARKET
                          OPTIONS     IN FISCAL    BASE PRICE      PRICE     EXPIRATION       GRANT DATE
NAME                     GRANTED(#)    YEAR(%)      ($/SHARE)    ($/SHARE)      DATE      PRESENT VALUE $(4)
----                     ----------   ----------   -----------   ---------   ----------   ------------------
Joan W. Brubacher......    15,000(1)      1.7%(3)     $3.15        $3.15      1/17/06          $ 26,760(5)
Don Johnson............   110,000(2)     12.4%(3)     $3.15        $3.15      1/17/07          $196,240(6)

---------------

(1) Ms. Brubacher was awarded 10,000 options in 2000. Ms. Brubacher was awarded an additional 10,000 options on January 17, 2001. On July 18, 2001, the options issued to Ms. Brubacher in 2000 were cancelled. The new options issued to Ms. Brubacher in 2001 are reflected as part of the 15,000 options in this table. See "Board Report on Options Cancellations and Issuances" for more information.

(2) Mr. Johnson was awarded 110,000 options in 2000. Mr. Johnson was awarded an additional 110,000 options on January 17, 2001. On July 18, 2001, the options issued to Mr. Johnson in 2000 were cancelled. The new options issued to Mr. Johnson in 2001 are reflected in this table. See "Board Report on Options Cancellations and Issuances" for more information.

(3) Includes 95,000 options that were granted to employees under the 1996 Plan and subsequently cancelled in 2001. See "Board Report on Options Cancellations and Issuances" for additional information.

(4) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the common stock.

(5) Based on the Black-Scholes option pricing model, assuming that one-seventh of the options will be exercisable six months following the grant date, and successive six month periods thereafter, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3.50%.

(6) Based on the Black-Scholes option pricing model, assuming that one-fifth of the options will be exercisable on the first anniversary of the grant and each of the next four anniversaries thereof, no dividend yield, expected volatility of 100% and a risk-free interest rate of 3.50%.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides summary information regarding the stock options exercised during 2001 and the stock options held as of December 31, 2001 by the Named Executive Officers.

                                                          NUMBER OF SHARES
                                                       UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                              SHARES                      DECEMBER 31, 2001             DECEMBER 31, 2001
                            ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                         EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
Charles R. Mollo..........       --           --       57,146          57,759           --             --
Jeffrey S. Doss...........       --           --       79,370          31,568           --             --
Joan W. Brubacher(1)......       --           --        2,382          22,618           --             --
Donald W. Johnson(2)......       --           --           --         110,000           --             --

---------------

(1) Ms. Brubacher was awarded 10,000 options in 2000. Ms. Brubacher was awarded an additional 10,000 options on January 17, 2001. On July 18, 2001, the options issued to Ms. Brubacher in 2000 were cancelled. Additionally, Ms. Brubacher was awarded 19,500 options, which were subsequently cancelled in September 2001. As part of such cancellation, we granted to Ms. Brubacher new stock options on March 22, 2002 to acquire 80%, or 15,600 shares, of our common stock underlying the cancelled options. See "Board Report on Cancellations and Issuances" for more information.

(2) Mr. Johnson was awarded 110,000 options in 2000. Mr. Johnson was awarded an additional 110,000 options on January 17, 2001. On July 18, 2001, the options issued to Mr. Johnson in 2000 were cancelled. See "Board Report on Options Cancellations and Issuances" for more information.

AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN

     Our Amended and Restated 1996 Long Term Incentive Plan is fully described under Proposal No. 2, "Amendment to the Amended and Restated 1996 Long Term Incentive Plan."

DISCRETIONARY BONUS PLAN

     In order to succeed, we believe that we must be able to attract and retain qualified personnel by developing base compensation and bonus packages that are in line with comparable companies. The Compensation Committee is responsible for administering and interpreting our Discretionary Bonus Plan, determining eligibility thereunder, approving performance goals and plans, and recommending bonus awards subject to final approval by our Directors. The participants in the Discretionary Bonus Plan, including our executive officers, subsidiary and division general managers, and other selected personnel, are eligible for annual awards under the Discretionary Bonus Plan, as a percentage of base compensation, of up to 70% for the Chief Executive Officer, and ranging from 25% to 50% for other executive officers and selected personnel. The bonus percentage amounts may be modified quarterly or from time to time by our Directors based upon the financial plan for the upcoming quarter, and the recommendation of the Compensation Committee.

     The determination of awards under the Discretionary Bonus Plan will take into account input from our senior management who will consider, among other things, one or more of the following goals:

     - Encouraging our growth and creating increased stockholder value through the efficient use of assets;

     - Recognizing the contribution of exceptional management, and awarding discretionary bonuses for extraordinary performance; and

     - Providing incentives and rewards, as a component of the total compensation program, to attract, retain and motivate highly qualified management personnel.

     To achieve these goals, we integrate base compensation with bonuses based upon a variety of factors that include our operating performance as a company, as well as each participant's individual initiative and performance. In determining whether to award bonuses under the Discretionary Bonus Plan, the Compensation Committee will specifically consider, among other things, (i) the achievement of a quarterly sales plan, (ii) the achievement of a quarterly operating cash flow (EBITDA) plan, (iii) the achievement of a quarterly cash balance target, and (iv) a variety of other factors including, but not limited to, an assessment of each participant's leadership ability, planning and execution of operations, service to customers, product and market development, and overall productivity. The Compensation Committee will apply, on a quarterly basis, a formula assigning weights to the above-outlined performance criteria, in order to highlight our primary objectives for that quarter.

     In order to be eligible for a bonus award in any given calendar quarter, participants must be employed with us as of the last day of such calendar quarter (with certain limited exceptions). Our directors may elect to award bonuses in cash or in our stock. If payment is made in stock, the stock price will be established by our directors at the time the bonus is approved.

BOARD REPORT ON OPTIONS CANCELLATIONS AND ISSUANCES

     On July 18, 2001, the Compensation Committee cancelled options to purchase 10,000 and 110,000 options granted to Ms. Brubacher and Mr. Johnson, respectively. The exercise price of those options were $12.00 and $11.00, respectively. Additionally, effective September 2001, the Compensation Committee granted to employees, including the Named Executive Officers (although Mr. Johnson did not participate), the option of retaining their current option position under the 1996 Plan, or canceling such options, in which event such option holder was granted options in March 2002 to acquire 80% of the shares of common stock underlying the cancelled options at the fair market value as of the date of such grant. The exercise prices of the options which are the subject of such cancellation, which have generally been equal to or greater than the fair market value at the date of grant, have ranged from $12.00 to $1.28. The Compensation Committee and the Board of Directors recognized that certain events beyond the reasonable control of the employees of the Company had significantly reduced the incentive these options were intended to create. It was the expectation of the Compensation Committee and the Board of Directors that by issuing new options, the intended incentive would be restored in part.

     The following table provides information concerning the cancellation and issuance of certain stock options granted to our Named Executive Officers under the 1996 Plan as required by Regulation S-K:

TEN YEAR OPTION REPRICING

                                          SECURITIES     SECURITIES
                                          UNDERLYING     UNDERLYING    MARKET PRICE     EXERCISE
                                           OPTIONS        OPTIONS      OF STOCK AT      PRICE AT         NEW
                                            BEFORE         AFTER         TIME OF        TIME OF       EXERCISE
NAME AND POSITION       DATE CANCELLED   REPRICING(#)   REPRICING(#)   REPRICING($)   REPRICING($)   PRICE($)(1)
-----------------       --------------   ------------   ------------   ------------   ------------   -----------
Charles R. Mollo......  Sept. 21, 2001       8,333          6,666         $0.96          $11.50         $1.27
  President, Chairman
  and Chief Executive
  Officer
Jeffrey S. Doss.......  Sept. 21, 2001       8,333          6,666         $0.96          $11.50         $1.27
  Executive Vice
  President and
  Director
Joan W. Brubacher.....  Sept. 21, 2001         500            400         $0.96          $ 4.00         $1.27
  Vice President and    Sept. 21, 2001       5,000          4,000         $0.96          $ 4.00         $1.27
  Chief Financial       Sept. 21, 2001       7,500          6,000         $0.96          $ 4.00         $1.27
  Officer               Sept. 21, 2001       1,500          1,200         $0.96          $ 8.00         $1.27
                        Sept. 21, 2001       2,500          2,000         $0.96          $ 8.00         $1.27
                        Sept. 21, 2001       2,500          2,000         $0.96          $11.50         $1.27
                         July 18, 2001      10,000         10,000         $2.25          $12.00         $3.15
Donald W. Johnson.....   July 18, 2001     110,000        110,000         $2.25          $11.00         $3.15
  Executive Vice
  President and Chief
  Operating Officer


                         LENGTH OF ORIGINAL
                        OPTION TERM REMAINING
NAME AND POSITION       AT DATE OF REPRICING
-----------------       ---------------------
Charles R. Mollo......  19 months and 10 days
  President, Chairman
  and Chief Executive
  Officer
Jeffrey S. Doss.......  19 months and 10 days
  Executive Vice
  President and
  Director
Joan W. Brubacher.....  48 months and 29 days
  Vice President and    48 months and 27 days
  Chief Financial       37 months and 10 days
  Officer               42 months and 22 days
                        43 months and 22 days
                        35 months and 29 days
                        47 months and 13 days
Donald W. Johnson.....  44 months and 14 days
  Executive Vice
  President and Chief
  Operating Officer

---------------

(1) Market prices on the issue date of new options, six months and one day within the cancellation date.

        By the Compensation Committee:
        Robert P. Dilworth
        William O. Hunt
        Jerre L. Stead

EMPLOYMENT AGREEMENTS

     We have entered into employment agreements with Ms. Brubacher and Messrs. Mollo, Doss and Johnson. The agreements with Messrs. Mollo and Doss expired on December 1, 2001, but were automatically renewed for an additional one year period according to the terms of each agreement. The agreement with Ms. Brubacher expires on August 14, 2003. The agreement with Mr. Johnson expires April 1, 2003. Each of these employment agreements is automatically renewed on a year-to-year basis at the end of its then-current term, unless either party to the agreement gives the other party notice of termination at least 90 days prior to the end of the then current term. The employment agreements provide for increases in salary as determined by the Board of Directors.

     As of December 31, 2001, Mr. Mollo's base salary was $240,750. His salary will automatically be increased $25,000 per year. Mr. Mollo has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 70% of his then current base salary. In 1999, under the terms of his employment agreement, we granted Mr. Mollo the option to purchase 100,000 shares of our common stock at $4.00 per share under our 1996 Plan. This option expires on December 1, 2004 or one year following the termination of Mr. Mollo's employment agreement. In September 2001, we cancelled options previously granted to Mr. Mollo to purchase 8,333 shares at an exercise price of $11.50 per share and we granted Mr. Mollo options in March 2002 to purchase 6,666 shares at an exercise price of $1.27 per share. See "Board Report on Options Cancellations and Issuances." These options expire on March 22, 2006.

     As of December 31, 2001, Mr. Doss's base salary is $192,600. Mr. Doss has a targeted annual increase in salary of at least 7% which will take effect each year on December 1. Mr. Doss has a targeted annual cash bonus, for each fiscal year that the agreement is in effect, of up to 50% of his then current base salary. In 1999, under the terms of his employment agreement, we granted Mr. Doss the option to purchase 75,000 shares of our common stock at $4.00 per share under our 1996 Plan. This option expires on the earlier of March 31, 2003 or 180 days following the termination of Mr. Doss's employment agreement. In September 2001, we cancelled options granted to Mr. Doss to purchase 8,333 shares at an exercise price of $11.50 per share and we granted options in March 2002 to Mr. Doss to purchase 6,666 shares at an exercise price of $1.27 per share. See "Board Report on Options Cancellations and Issuances." These options expire on March 22, 2006. Pursuant to Mr. Doss's employment agreement, we sold to him 50,000 shares of our Series C preferred stock at a purchase price of $6.00 per share and issued Mr. Doss a warrant to purchase 50,000 shares of our common stock at an exercise price of $0.02 per share. In return, Mr. Doss provided us with a promissory note and an agreement pledging his 50,000 shares of Series C preferred stock and his warrant to purchase (and the underlying) 50,000 shares of common stock to us. The above promissory note was due and payable on December 1, 2001, with pre-payments required for any cash bonuses, however, we waived such pre-payment with respect to a $69,874 bonus paid to Mr. Doss in 2001, and have extended such maturity date until November 30, 2002.

     If we terminate our employment agreement with Mr. Mollo or Mr. Doss for any reason other than just cause, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will, in the case of Mr. Mollo, pay a lump-sum payment equal to his then current salary for the remainder of the then current term of the agreement or, in the case of Mr. Doss, continue to pay his then current salary for the remainder of the then current term of his employment agreement plus one year. If Mr. Mollo or Mr. Doss terminates his employment agreement with us for constructive termination, as defined in the agreement, within two years of the time that we experience a change in control, as defined in the agreement, we will, in the case of Mr. Mollo, also pay him a lump-sum payment equal to his then current salary for the remainder of the then current term of his employment agreement or, in the case of Mr. Doss, continue to pay his then current salary for the remainder of the then current term of his employment agreement plus one year.

     We have agreed to consult with Mr. Doss regarding any change of our current chief executive officer. If Mr. Doss does not approve of the new chief executive officer, he is entitled to terminate his employment with us within thirty days of the time the new chief executive officer takes office. Mr. Doss will retain the compensation he has earned until that point and we will pay to Mr. Doss a lump-sum equal to three months of his then current salary.

     As of December 31, 2001, Ms. Brubacher's base salary was $150,000, but was increased to $169,500 on January 1, 2002. Ms. Brubacher has a targeted annual calendar year cash bonus of 50% of her then current salary. Under the terms of her employment agreement in March 2002, we granted Ms. Brubacher the option to purchase 20,000 shares of our common stock at $1.27 per share under our 1996 Plan. This option vests and becomes exercisable over a period of three years from the date of grant and expires on March 22, 2007, unless it expires earlier due to Ms. Brubacher terminating her employment with us. In January 2000, we issued options to Ms. Brubacher to purchase 10,000 shares at an exercise price of $12.00 per share. In January 2001, we granted to Ms. Brubacher options to purchase an additional 10,000 shares at an exercise price of $3.15 per share. These options expire on January 17, 2006. In July 2001, we cancelled the options granted to Ms. Brubacher in January 2000. In September 2001, we cancelled options previously granted to Ms. Brubacher to purchase 19,600 shares at exercise prices ranging from of $11.50 per share to $4.00 per share. In March 2002, we granted various options to Ms. Brubacher to purchase 15,600 shares at an exercise price of $1.27 per share. The options to purchase the 15,600 shares expire on March 22, 2006. See "Board Report on Options Cancellations and Issuances."

     As of December 31, 2001, Mr. Johnson's base salary is $235,400. Mr. Johnson has a targeted annual calendar year bonus of 50% of his then current salary. Under the terms of his employment agreement, we granted Mr. Johnson options to purchase 110,000 shares of our common stock at $11.00 per share under our 1996 Plan. In addition, on January 17, 2001 we granted Mr. Johnson options to purchase 110,000 shares at an exercise price of $3.15 per share. This option vests and becomes exercisable over a period of three years beginning January 17, 2001 and expires January 17, 2007, unless it expires earlier due to Mr. Johnson's termination of employment with us. In July 2001, we cancelled the original options granted to Mr. Johnson to purchase 110,000 shares at an exercise price of $11.00 per share. If we terminate our employment agreement with Mr. Johnson for any reason other than just cause, as defined in the agreement, or if Mr. Johnson terminates the agreement with us for constructive termination, as defined in the agreement, within two years of experiencing a change in control, as defined in the agreement, we will pay a lump-sum payment equal to his then current salary for the remainder of the then current term of the agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective as of March 2, 2001, the Company issued 68,966 shares of common stock to each of Jeffrey S. Doss, Donald W. Johnson and La Luz Enterprises, L.L.C., an affiliate of Charles R. Mollo, at a purchase price of $2.90 per share. Each of the purchasers paid $690 in cash and executed and delivered to the Company a three-year promissory note, in the original principal amount of $199,311, and bearing interest at the rate of 6.33% per annum. Each promissory note is secured by the shares of common stock so issued, and in addition, the promissory note issued by La Luz Enterprises, L.L.C. is guaranteed by Mr. Mollo.

     We have granted options to certain of our directors and executive officers.

                                 PROPOSAL NO. 2
                     AMENDMENT TO THE AMENDED AND RESTATED
                         1996 LONG TERM INCENTIVE PLAN

     The purpose of the Amended and Restated 1996 Long Term Incentive Plan, which we refer to as the 1996 Plan, is to attract and retain individuals who, by virtue of their ability and qualifications, make important contributions to Mobility. By providing key employees and advisors with the opportunity to acquire an equity interest in Mobility over time, and because benefits are only received, through improved stock performance, we believe that stock options serve to align the interests of key employees and advisors closely with stockholders.

     The 1996 Plan became effective as of October 15, 1996, and was previously amended as of January 13, 2000 and as of May 23, 2001. The Board adopted an amendment to increase the authorized shares from 2,500,000 to 3,000,000 on April 10, 2002 and recommended that the amendment be submitted to the stockholders. As of the record date, options to purchase 2,820,395 shares of common stock had been granted under the 1996 Plan, of which options to purchase 25,000 shares of common stock had been exercised, options to purchase 1,774,330 shares of common stock remained outstanding and had not yet been exercised and options to purchase 700,670 shares remained available for grant. The last reported sales price of the common stock on the Nasdaq National Market as of the record date was $1.57.

INCREASE IN THE AVAILABLE NUMBER OF SHARES

     We propose to increase the number of shares of our common stock available for issuance under the 1996 Plan from 2,500,000 shares to 3,000,000 shares. Consistent with competitive practices, we have increasingly used stock options to provide meaningful long-term incentives to employees below the senior management level. We have broadened our application of the 1996 Plan to be competitive with recent practices of other companies for key employees below the top management level. This enhances significantly our ability to obtain scarce talent, enhances employee loyalty and increases our focus on the creation of stockholder value. We carefully monitor and project our aggregate use of stock options in comparison with other U.S.-based high-technology companies of similar size.

     We have relied on the 1996 Plan to provide equity incentives to designated employees, thereby improving our ability to retain valuable employee talent. The Board believes that stock options have been, and will continue to be, a very important factor in attracting and retaining talented employees. The Board also believes that industry practices make it imperative for us to offer stock options as an incentive to attract and retain the most talented employees. Our business strategy involves the acquisition of strategic businesses and personnel. For example, we recently announced the completed acquisition of Portsmith, Inc. and also the execution of a definitive merger agreement to acquire iGo Corporation. Following completion of acquisitions, we intend to offer stock options to selected personnel of the acquired businesses and companies. However, the current authorization for stock options may not be sufficient to provide competitive grants in the future to our current employees and employees we acquire through our growth strategy. For these reasons, the Board believes that the increase in authorized shares is necessary at this time so that we can continue, without interruption, our growth strategy and the use of stock options to attract and retain talented employees.

NEW PLAN BENEFITS

     The table below sets forth, as of the record date, the assumed amount to be granted to the Named Executive Officers and to certain other groups during 2002:

                                                                 NUMBER OF
                                                                SHARES UNDER
                                                                AMENDED 1996
NAME AND POSITION                                             PLAN AS PROPOSED
-----------------                                             ----------------
Charles R. Mollo............................................       31,860
Jeffrey S. Doss.............................................       18,206
Joan W. Brubacher...........................................       15,351
Donald W. Johnson...........................................       21,893
All current executive officers as a group...................       87,310
Current directors who are not executive officers............      157,000

     Awards granted under the 1996 Plan are to be determined from time to time by the Compensation Committee. It is impossible at this time to indicate the precise number, name or positions of persons, including non-executive officer employees, who will hereafter receive awards.

SUMMARY OF THE 1996 PLAN

     The description herein is a summary of the 1996 Plan and is subject to and qualified by the complete text of the 1996 Plan as proposed to be amended, which is attached as Appendix A to this proxy statement. Capitalized terms used and not otherwise defined in this portion of the proxy statement have the respective meanings ascribed to such terms in the 1996 Plan. The 1996 Plan authorizes the granting of options intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options that do not so qualify ("non-qualified stock options"), stock appreciation rights ("SARs"), restricted stock, deferred stock, stock bonuses, dividend equivalents and performance based awards to our directors, key employees and advisors.

     Administration. The 1996 Plan is administered by the Compensation Committee, which is, and shall be, comprised of at least two non-employee directors as may be appointed by the Board. The Compensation

Committee generally has the authority to fix the terms and number of options and restricted stock awards to be granted and to determine the employees or other persons who will receive awards; provided that non-employee directors automatically receive non-qualified stock options under the 1996 Plan from time to time as provided in the 1996 Plan. The aggregate number of shares of common stock for which options may be granted under the 1996 Plan is currently 2,500,000. These shares are registered on a Form S-8. The 1996 Plan will terminate in 2008, unless sooner terminated by the Board. Each option granted pursuant to the 1996 Plan is exercisable at the times and by the methods determined by the Compensation Committee. Each option expires on the date determined by the Compensation Committee. In no event will any incentive stock option expire later than ten years from the date of grant. In no event will any incentive stock option granted to a person who, on the date of grant of the option, owns stock possessing more than 10% of the total combined voting power of all classes of stock of us, expire later than five years from the date of grant. Upon termination of a participant's employment, each option expires within three months after the date of termination. During that three-month period, those options may only be exercised if they were exercisable immediately prior to the time the employment was terminated. If the employee's, advisor's or non-employee director's employment is governed by an employment agreement and is terminated for "cause," the option will automatically expire. The exercise price of each option granted will be determined by the Committee, but shall not be less than 100% of the fair market value of the common stock at the time such option is granted. In the case of an incentive stock option granted to a person who, on the date of the grant owns more than 10% of us or our subsidiary, the exercise price shall not be less than 110% of the fair market value of the common stock at the time such incentive stock option is granted.

     Eligibility. Executive officers and other employees of Mobility and its subsidiaries, directors and persons who provide consulting advisory, or other services to Mobility deemed by the Compensation Committee to be of substantial value to Mobility are eligible to be granted awards under the 1996 Plan. As of March 31, 2002, four executive officers, five directors and 131 other employees were eligible to participate in the 1996 Plan.

     Options and SARs. The Compensation Committee is authorized to grant stock options, including incentive options and non-qualified options and SARs. SARs entitle the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR.

     Restricted Stock. The Compensation Committee is authorized to grant restricted stock. Restricted stock are shares of common stock subject to restrictions on transferability and forfeiture upon termination of employment. A participant granted restricted stock has all of the rights of our stockholders except as restricted by the 1996 Plan or any award agreement.

     Deferred Stock. The Compensation Committee is authorized to grant deferred stock, which will be delivered upon the expiration of a deferral period specified for an award of deferred stock by the Compensation Committee. Deferred stock is also subject to forfeiture upon termination of employment.

     Stock Bonus Awards. The Compensation Committee is authorized to grant shares of common stock as a bonus, or to grant other stock-based awards in lieu of our obligation to pay cash under other plans or compensatory arrangements.

     Dividend Equivalents. The Compensation Committee is authorized to grant dividend equivalents entitling a participant to receive cash, common stock, other awards or other property equal in value to dividends paid.

     Performance Based Awards. The Compensation Committee may, in its discretion, designate an award that is subject to the achievement of performance conditions. These awards are intended to qualify as "qualified performance-based compensation" within the meaning of the Code. The Compensation Committee uses one or more business criteria and targeted levels of performance. The business criteria includes the following:

     - Annual return on capital;

     - Annual earnings per share;

     - Annual cash flow provided by operations;

     - Changes in annual revenues; and/or

     - Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

     Performance objectives may differ for performance-based awards to different participants, and the Compensation Committee shall specify the weight to be given to each performance objective in determining the final amount payable with respect to any performance-based award.

     Nontransferability of Options. Options are not transferable other than by will or the laws of descent or distribution or to a beneficiary, as defined in the 1996 Plan, in the event of the participant's death. Options may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors. Options may be exercised during the lifetime of the participant only by the participant or the participant's legal guardian or authorized representative. A vesting schedule for the options is indicated in each option agreement as determined by the Compensation Committee.

     Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the 1996 Plan or the Compensation Committee's authority to grant awards thereunder without the consent of stockholders or participants, except that any such action is subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or quoted. The consent of a participant may be required if the action by the Board would materially impair the rights of a participant. The Board may otherwise, in its discretion, determine to submit other such changes to the 1996 Plan to stockholders for approval.

     No cash consideration is received by the Company for granting options under the 1996 Plan. Options are granted in consideration of the services rendered or to be rendered to the Company by the persons receiving the options.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 PLAN

     The following is a summary of certain federal income tax considerations and is not a complete description of all applicable laws regarding the federal income tax treatment of awards under the 1996 Plan. The discussion set forth herein is based upon the federal income tax laws in force on the date of this proxy statement. This summary does not address the following issues: (i) dispositions of common stock other than by sale (for example, by gift), (ii) tax consequences of modifications to Options that otherwise would qualify as Incentive Options, (iii) alternative minimum tax consequences, (iv) state, local, or foreign tax consequences, and (v) gift, estate, and inheritance tax consequences. Because of the complexity of the tax rules relating to Options awards, each 1996 Plan participant should consult with his own tax advisor with respect to any specific tax questions.

     Incentive Options. An Optionee will not recognize ordinary income and the Company will not be entitled to a tax deduction upon either the grant or the exercise of an Incentive Option. If an Optionee holds common stock purchased upon the exercise of an Incentive Option until a date that is more than one year after the date the Incentive Option is exercised and more than two years after the date the Incentive Option is granted (the "holding period"), the difference between the amount realized on the sale of the common stock and the exercise price will be a long-term capital gain or loss to the Optionee, and no tax deduction will be available to the Company.

     If common stock purchased upon the exercise of an Incentive Option is sold prior to the expiration of the holding period, the Optionee will recognize ordinary income equal to the lesser of (i) the excess, if any, of the fair market value of the common stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized on the sale over the exercise price. The Company will be entitled to a corresponding tax deduction. In addition, the difference between (i) the amount realized on the sale of the common stock and (ii) the sum of the exercise price and any amount recognized by the Optionee as ordinary taxable income will be a capital gain or loss. The capital gain or loss will be long-term or short-term depending upon the length of time the Optionee has held the common stock. Other rules apply if an Incentive Option is exercised by tendering common stock.

     The difference between (i) the fair market value, on the date of exercise, of common stock purchased upon the exercise of an Incentive Option and (ii) the exercise price of the Option increases income for alternative minimum tax purposes. Additional rules apply if the common stock is sold prior to expiration of the holding period.

     Nonqualified Options. An Optionee will not recognize income upon the grant of a Nonqualified Option, and no tax deduction will be available to the Company, if the Nonqualified Option does not have a readily ascertainable value on the date of grant. A Nonqualified Option that is not publicly traded ordinarily is not considered to have a readily ascertainable value on the date of grant.

     Upon exercise of a Nonqualified Option, the Optionee will recognize ordinary income equal to the difference between (i) the fair market value, on the date of exercise, of the common stock subject to the Nonqualified Option, and (ii) the exercise price. The Company will be entitled to a corresponding tax deduction. The Optionee's tax basis in the common stock purchased upon exercise of the Nonqualified Option will be the sum of (i) the exercise price and (ii) the amount of ordinary income the Optionee recognized on the exercise. When the Optionee sells the common stock, the difference between the amount realized on the sale and the tax basis of the common stock will be capital gain or loss and will be long-term or short-term depending upon the length of time the Optionee has held the common stock. Other rules apply if a Nonqualified Option is exercised by tendering common stock. The exercise of a Nonqualified Option has no effect upon income for alternative minimum tax purposes.

     Other Awards. With respect to other Awards made under the 1996 Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the cash or the fair market value of shares or other property received, and the Company will be entitled to a deduction for the same amount. With respect to Awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the grantee generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and the Company will be entitled to a deduction for the same amount.

     Plan Not Qualified. The 1996 Plan is not qualified under Section 401 of the Code.

     Code Section 162(m). Notwithstanding the foregoing, Section 162(m) of the Code denies the Company a deduction with respect to the aggregate compensation of certain covered employees to the extent a covered employee's aggregate compensation for any taxable year exceeds $1,000,000. Covered employees include the Company's chief executive officer and its four other highest compensated officers for the applicable taxable year. Compensation resulting from the grant, exercise or disposition of Awards is potentially subject to the Code Section 162(m) limitation. Certain "qualified performance-based compensation" is excepted from the Section 162(m) limitation, however. Incentive Options granted under the 1996 Plan should qualify for the qualified performance-based compensation exception. Additionally, Nonqualified Options granted under the 1996 Plan should so qualify, provided that their exercise prices are at least equal to the fair market value of the underlying common stock on the date of grant. Other Awards may qualify as "qualified performance-based compensation" in accordance with Code requirement.

VOTE REQUIRED FOR APPROVAL

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES PRESENT, IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE IS REQUIRED FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1996 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1996 PLAN.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required to furnish us with copies of all Section 16(a) forms they file. We believe that all filing requirements applicable to our officers, directors and persons who own 10% or more of our common stock have been complied with.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the Securities and Exchange Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet Website maintained by the Securities and Exchange Commission at http://www.sec.gov.

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. Any proposal which a stockholder intends to present at the 2003 annual meeting must be received by us at our principal executive office no later than December 23, 2002 in order to be included in the proxy material for the meeting. Any proposals received after such date will be considered untimely.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Our independent accounting firm for the year ended December 31, 2001 was KPMG LLP ("KPMG"), independent certified public accountants. KPMG has audited our consolidated financial statements since 1995. It is contemplated that we will retain KPMG as our principal accounting firm during 2002. A representative of KPMG is expected to be present at the meeting for the purpose of responding to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

FEES AND INDEPENDENCE

     Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the quarterly audit of our consolidated financial statements for the year ended December 31, 2001, and its reviews of our quarterly financial statements included in our Forms 10-Q during 2001 were approximately $115,000.

     Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2001, KPMG provided no services and therefore billed no fees to us in connection with financial information systems design and implementation.

     All Other Fees. The aggregate fees billed for other services rendered to us by KPMG in 2001 were approximately $70,000, primarily in connection with filing our S-1 and S-3 Registration Statements and other Securities and Exchange Commission filings and tax return compliance.

     The Audit Committee has determined that the provision of services by KPMG described in the preceding paragraphs are compatible with maintaining KPMG's independence as our principal accountant.

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for consideration at the meeting. However, should any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment in the interest of Mobility.

                               PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on our common stock from June 30, 2000 through the fiscal year ending December 31, 2001 with the cumulative total return of (1) the MG Group Index and (2) the Nasdaq National Market Index. The comparison assumes $100 was invested on June 30, 2000 in Mobility's common stock and in each of the other indices, and assumes reinvestment of dividends. Mobility paid no dividends during the period.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                        AMONG MOBILITY ELECTRONICS INC.,
                   NASDAQ COMPOSITE MARKET INDEX AND S&P 600

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------
                       JUNE       SEP       DEC       MARCH     JUNE       SEP       DEC
                       2000       2000      2000       01        01        01        01
------------------------------------------------------------------------------------------
 Mobility
  Electronics Inc      100.00     70.19     18.75     15.14     20.77      7.31      9.62
 SP600 Technology
  Hardware &
  Equipment            100.00     86.38     61.99     50.73     58.78     42.76     57.58
 Nasdaq Composite       100.0     92.64     62.36     46.48     54.63     37.92     49.39

                     ASSUMES $100 INVESTED ON JUNE 30, 2000
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2001

                                 MISCELLANEOUS

     All costs incurred in the solicitation of proxies will be borne by us. We estimate those costs to be $75,000. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, telegraph or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. Accompanying this proxy statement is a copy of our Annual Report for the fiscal year ended December 31, 2001 on Form 10-K.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS PROPOSED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE HEREOF, AND THE MAILING OF THIS PROXY STATEMENT TO OUR STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

                                            By Order of the Board of Directors

                                            /s/ CHARLES R. MOLLO

                                            CHARLES R. MOLLO
                                            Chairman of the Board of Directors

                                                                      APPENDIX A

                           MOBILITY ELECTRONICS, INC.

                              AMENDED AND RESTATED
                         1996 LONG TERM INCENTIVE PLAN
         (EFFECTIVE AS OF MAY 22, 2002 IF APPROVED BY THE STOCKHOLDERS)

     1. Purpose. The purpose of this Amended and Restated 1996 Long Term Incentive Plan (the "Plan") of Mobility Electronics, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward Directors, executive officers, and other key employees and consultants of and service providers to the Company and its subsidiaries (including consultants and others providing services of substantial value) and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 hereof. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

          (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

          (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

          (e) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist of two or more Directors, each of whom is a "nonemployee director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

          (f) "Director" means a member of the Board or a member of the board of directors of a subsidiary of the Company.

          (g) "Employee" means an employee (as defined under Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary of the Company that adopts the Plan, including officers.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

          (i) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the

     Stock on such date, on the next preceding date on which there was trading or quotation) as reported in The Wall Street Journal (or other reporting service approved by the Committee), (ii) the "Fair Market Value" of Stock subject to Options granted effective upon consummation of the Initial Public Offering shall be the Initial Public Offering price of the shares to issued and sold in the Initial Public Offering, as set forth in the first final prospectus used in such offering (the provisions of clause (i) notwithstanding) and (iii) the "Fair Market Value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board of Directors in their sole discretion.

          (j) "Initial Public Offering" shall mean an underwritten initial public offering of shares of Stock registered with the Securities and Exchange Commission in compliance with the provisions of the Securities Act of 1933, as amended.

          (k) "Nonemployee Director" means a member of the Board who is not an Employee; provided, however, that, as used in Section 2(e) without initial capital letters, the term "nonemployee director" has the meaning provided in that section.

          (l) "Participant" means a person who, at a time when eligible under
     Section 5 hereof, has been granted an Award under the Plan.

          (m) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (n) "Stock" means the common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for Stock or such other securities pursuant to Section 4 hereof.

     3. Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan and applicable law:

          (i) to select persons to whom Awards may be granted;

          (ii) to determine the type or types of Awards to be granted to each such person;

          (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(e) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

          (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     (b) Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company's Certificate of Incorporation or bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, if applicable, and other applicable law.

     (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other Employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or Employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or Employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4. Stock Subject to Plan.

     (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding awards, determined immediately after the grant of any Award, shall not exceed 3,000,000 shares of Stock. Notwithstanding the foregoing, the number of shares that may be delivered as Restricted Stock and Deferred Stock (other than pursuant to an Award granted under Section 7(e)) shall not in the aggregate exceed 550,000; provided, however, that the shares subject to Restricted Stock or Deferred Stock Awards shall not be deemed delivered if such Awards are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may be settled only in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's account.

     (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 250,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved Restricted and Deferred Stock, (ii) the number and kind of shares of Stock specified in the annual per-participant limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. The foregoing notwithstanding, no adjustments shall be authorized under this Section 4(c) with respect to Options, SARs or other Awards subject to Section 7(e) to the extent that such authority would cause such Awards to fail to qualify as "qualified performance-based compensation" under Section 162(m)(4)(C) of the Code.

     5. Eligibility. Executive officers and other Employees of the Company and its subsidiaries, Directors, and persons who provide consulting, advisory, or other services to the Company deemed by the Committee to be of substantial value to the Company are eligible to be granted Awards under the Plan. In addition, a person who has been offered employment by the Company or its subsidiaries is eligible to be granted an Award under the Plan, provided that such Award shall be cancelled if such person fails to commence such employment, and no payment of value may be made in connection with such Award until such person has commenced such employment.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Section 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Stock, only services may be required as consideration for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options on the following terms and conditions ("Options"):

          (i) Nature of Options. Options may be either incentive stock options (within the meaning of Section 422 of the Code) ("Incentive Options") or Options that do not qualify as Incentive Options ("Nonqualified Options"); provided, however, that an Incentive Option may be granted only to a person who is an Employee on the date of grant of the Option.

          (ii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option; and provided further that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the exercise price per share of Stock purchasable under such Incentive Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the date the Incentive Option is granted.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants. Notwithstanding the foregoing, no Incentive Option shall be exercisable after the expiration of ten years from the date such Incentive Option is granted; provided, that, in the case of an Incentive Option granted to a person who, on the date of grant of the Option, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary of the Company, the Incentive Option shall not be exercisable after the expiration of five years from the date of grant of the Incentive Option.

          (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period (or such other period as may be specified by the Committee in an Award Agreement) following such termination of employment, but only to the extent such Option was exercisable immediately prior to such termination of employment. Notwithstanding the foregoing, if the Participant's employment with the Company is governed by an employment agreement and the Committee determines that such termination is "for cause" as defined in the Participant's employment agreement, all Options held by the Participant shall terminate as of the termination of employment unless otherwise specified in the Participant's Award Agreement.

          (v) Automatic Grants of Options to Nonemployee Directors.

             (A) (I) Effective as of January 17, 2001, upon initial election to the Board, each new Nonemployee Director will receive a Nonqualified Option to purchase 50,000 shares of common stock, which shall vest on a pro rata basis each calendar quarter over the three-year period from the date of grant (but only if such Nonemployee Director is a Nonemployee Director at the time of vesting), with vesting commencing on the first day of the calendar quarter following the date of grant and final vesting occurring on the date immediately prior to the third anniversary of the date of grant (the "Initial Grant"). (II) Effective as of May 23, 2001, each Nonemployee Director will receive a Nonqualified Stock Option to purchase 50,000 shares of common stock immediately following each time that such Nonemployee Director is re-elected as a director of the Company (the "Renewal Option"). Each Renewal Option shall vest on a pro rata basis each calendar quarter over the three year period from the date of grant (but only if such Nonemployee Director is a director of the Company at the time of vesting), with vesting commencing on the first day of the calendar quarter following the date of grant and final vesting on the date immediately prior to the third anniversary of the date of grant. (III) Each Nonemployee Director who is elected to serve on a Committee of the Board shall receive an option to purchase 2,500 shares of common stock, which option shall vest on a pro rata basis each calendar quarter over the one year period from the date of grant (but only if such Nonemployee Director serves on such committee for the entire term and is a Nonemployee Director at the time of vesting), with vesting commencing on the first day of each calendar quarter following the date of grant and final vesting on the date immediately prior to the first anniversary of the date of grant. (IV) Each Nonemployee Director serving as chairman of any committee of the Board shall receive an option to purchase 1,000 shares annually, which option shall vest on a pro rata basis each calendar quarter over the one year period from the date of grant (but only if such Nonemployee Director is a Nonemployee Director at the time of vesting), with vesting commencing on the first day of each calendar quarter following the date of grant and final vesting on the date immediately prior to the first anniversary of the date of grant.

             (B) The purchase price for Stock acquired pursuant to the exercise of an Option granted pursuant to this subparagraph (v) shall be the Fair Market Value of the Stock on the date of the grant of the Option. All Options granted under this subparagraph (v) shall provide for a period of exercisability of four years as to each Option (or, where vesting is in 25-percent increments, as to each vested 25-percent portion of the Option), commencing on the date the Option (or, if applicable, such 25-percent portion of the Option) vests. If a person receiving an Option under this subparagraph (v) is not reelected to the Board, resigns, or is removed from the Board for any reason, then any portion of such persons Options granted under this subparagraph (v) that is not vested at such time shall terminate.

             (C) The Committee, in its discretion, may change the terms and conditions of, and the number of shares of Stock subject to, an Option granted pursuant to this subparagraph (v) at any time prior to or on the date such Option is to be automatically granted hereunder.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may be exercised only upon the occurrence of a change in control of the Company (as defined in the applicable Award Agreement) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitations, the right to vote Restricted Stock and the right to receive dividends thereon.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Committee may require the Participant to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Dividends paid on Restricted Stock shall be paid at the dividend payment dates in cash or in the shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

          (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant dividend equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards ("Other Stock-Based Awards") that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this
Section 6(h).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (e) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(e), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives of an Award subject to this
Section 7(e) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee subject to this Section 7(e). Performance objectives shall be objective, shall be stated in writing not later than ninety (90) days after the beginning of the period of service to which they relate, and shall otherwise meet the requirements of Section 162(m)(4)(C) (or successor provisions) of the Code and the regulations thereunder. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(e) shall be selected exclusively from among the following:

          (1) Annual return on capital;

          (2) Annual earnings per share;

          (3) Annual cash flow provided by operations;

          (4) Changes in annual revenues; and/or

          (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

     The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weight to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(e), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(e).

     (f) Acceleration. The Committee may accelerate the exercisability or vesting of any Award in whole or in part at any time and may provide for the acceleration of any Award in whole or in part upon the occurrence of certain events as may be set forth in one or more Award Agreements.

     8. General Provisions.

     (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the restriction requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability. Awards and other rights under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent then permitted under Rule 16b-3, consistent with the registration of the offer and sale of Stock on Form S-8 or Form S-3 or a successor registration form of the Securities and Exchange Commission, and permitted by the Committee. Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and shall not be subject to the claims of creditors.

     (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Employee's employment or other person's service at any time.

     (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to Stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (f) No Rights to Awards: No Stockholder Rights. No Participant or Employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Participants and Employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participants in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) Unfunded Status of Awards: Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that Options, SARs and other Awards designated as Awards subject to Section 7(e) shall constitute "qualified performance-based compensation" within the meaning of the Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (l) Effective Date: Plan Termination. The Plan shall become effective as of May 1, 1998, and shall continue in effect until the earlier of (i) such time as the Plan is terminated by the Board or (ii) April 30, 2008. This Plan amends and restates in its entirety the 1996 Long Term Incentive Plan of the Company, as previously amended.

                                                                  Proxy Card for
                                                Series C Preferred Stock Holders

                           MOBILITY ELECTRONICS, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the SunBurst Resort, 4925 North Scottsdale Road, Scottsdale, Arizona 85251 at 10:00 a.m. local time on May 22, 2002, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Series C Preferred Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Series C Preferred Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                           MOBILITY ELECTRONICS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2002


1. [ ] FOR the election as director of all nominees listed below (except as marked to the contrary below).

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

         Nominees:  Robert P. Dilworth, Jeffrey R. Harris and William O. Hunt

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

-------------------------------------------------------------------------------

2. Proposal to approve the amendment to the Amended and Restated 1996 Long Term Incentive Plan.

                       [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.

         Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          DATED:                          , 2002
                                                --------------------------


                                          -------------------------------------
                                          Signature of Stockholder


                                          -------------------------------------
                                          Signature if held jointly

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                                                  Proxy Card for
                                                            Common Stock Holders

                           MOBILITY ELECTRONICS, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

         The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Mobility Electronics, Inc. (the "Company") to be held at the SunBurst Resort, 4925 North Scottsdale Road, Scottsdale, Arizona 85251 at 10:00 a.m. local time on May 22, 2002, and the Proxy Statement and Annual Report mailed therewith and (2) appoints Charles R. Mollo and Joan W. Brubacher, or either of them, the undersigned's proxy with full power of substitution for and in the name, place and stead of the undersigned to vote all Common Stock of the Company owned by the undersigned standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote at the Meeting and any adjournments thereof, on the following matters as indicated below and such other business as may properly come before the Meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED 1996 LONG TERM INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them lawfully do by virtue hereof.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                           MOBILITY ELECTRONICS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 2002

1. [ ] FOR the election as director of all nominees listed below (except as marked to the contrary below).

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below.

         Nominees:  Robert P. Dilworth, Jeffrey R. Harris and William O. Hunt

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve the amendment to the Amended and Restated 1996 Long Term Incentive Plan.

                       [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. In the discretion of the proxies on any other matters that may properly come before the Meeting or any adjournments thereof.

         Please date this proxy and sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          DATED:                          , 2002
                                                --------------------------


                                          -------------------------------------
                                          Signature of Stockholder


                                          -------------------------------------
                                          Signature if held jointly

Please mark, date, sign and mail your proxy promptly in the envelope provided.